THE PRUDENTIAL SERIES FUND, INC.


                      SUPPLEMENT, DATED SEPTEMBER 18, 2000

                                       TO

                        PROSPECTUS, DATED APRIL 30, 2000

     The Prudential Series Fund Natural Resources Portfolio (the "Portfolio"), was formerly advised by the Prudential Investment Corporation ("PIC"), a Prudential subsidiary. Effective September 18, 2000, Jennison Associates LLC ("Jennison"), also a Prudential subsidiary and a direct, wholly-owned subsidiary of PIC, will begin providing subadvisory services to the Portfolio. The portfolio managers for the Portfolio will be Leigh Goehring and Mark DeFranco. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of PIC. Mr. Goehring joined Prudential in 1986. Prior to joining Prudential, Mr. Goehring managed general equity accounts in the Trust Department at Bank of New York. He earned a B.A. from Hamilton College with a double major in Economics and Mathematics. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry, including positions at Pomboy Capital (1995 to 1998) as a precious metals equity analyst and portfolio manager and Comstock Partners, where he was an equity analyst. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.

     Jennison is providing investment advisory services pursuant to an interim subadvisory contract. Shareholders will be asked to vote upon an ongoing subadvisory contract with Jennison at an upcoming special meeting of shareholders. More details on this ongoing subadvisory contract will be presented in a proxy statement that will be delivered to shareholders.